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                       FIRST AMERICAN STRATEGY FUNDS, INC.
                  PROSPECTUS SUPPLEMENT DATED JANUARY 26, 2009

This information supplements the Asset Allocation Funds Prospectus of First American Strategy Funds, Inc., dated December 10, 2008. This supplement and the Prospectus constitute a current Prospectus. To request a copy of the Prospectus, please call 800-677-FUND.

THE FOLLOWING REPLACES THE FIRST PARAGRAPH UNDER "POLICIES AND
SERVICES--MANAGING YOUR INVESTMENT--DIVIDENDS AND DISTRIBUTIONS" ON PAGE 24:

Dividends from a fund's net investment income are normally declared and paid at least annually. Any capital gains are distributed at least once each year. A fund may, however, pay dividends or make distributions more frequently.

                                                                      FASF-ASSET